COUNTRY MUTUAL FUNDS TRUST

Supplement to Prospectus
August 21, 2007

In October 2006 the Financial Services Regulatory Relief Act (“FSRRA”) became law.  In part, the FSRRA exempted federal thrifts such as COUNTRY Trust Bank from federal registration as an investment advisor for most activities.  In response to this change in the law, COUNTRY Trust Bank has withdrawn its registration as an investment advisor with the U.S. Securities and Exchange Commission.  As of July 30, 2007, COUNTRY Fund Management, a Department of COUNTRY Trust Bank, and a federally registered investment advisor, serves as Investment Advisor to the Funds of COUNTRY Mutual Funds Trust.

It is not expected that this change will materially affect shareholders of the Funds.  If you have any questions about this regulatory change, we encourage you to contact COUNTRY Mutual Funds at (800) 245-2100.